SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549




                                FORM 8-K

                             CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report: (Date of Earliest Event Reported):  February 13, 2002
                                                       (February 6, 2002)



                             CRIIMI MAE INC.
       (Exact name of registrant as specified in its charter)

      Maryland                    1-10360                 52-1622022
(State or other jurisdiction    (Commission            (I.R.S. Employer
     of incorporation)           File Number)           Identification No.)





                             11200 Rockville Pike
                          Rockville, Maryland  20852
   (Address of principal executive offices, including zip code, of Registrant)

                                (301) 816-2300
             (Registrant's telephone number, including area code)


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Item 5.  Other Events

     Filed as an exhibit to this Current Report on Form 8-K is a settlement agreement, dated as of February 6, 2002, between CRIIMI MAE Inc. and First Union National Bank (the "Settlement Agreement"). The Settlement Agreement is subject to bankruptcy court approval. The Bankruptcy Court has scheduled a hearing on the Settlement Agreement for March 8, 2002. The exhibit is incorporated herein by reference.

II.  Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    The following exhibit is filed as part of this Current Report on Form 8-K:

(c)      Exhibit

99.1 Settlement Agreement, dated as of February 6, 2002, between CRIIMI MAE Inc. and First Union National Bank.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CRIIMI MAE Inc.



Dated: February 13, 2002                     /s/H. William Willoughby
                                             --------------------------------
                                             H. William Willoughby, President

                                  EXHIBIT INDEX

Exhibit
No.                                         Description
--------------------------------------------------------------------------------

*99.1 Settlement Agreement, dated as of February 6, 2002, between CRIIMI MAE Inc. and First Union National Bank.


*Filed herewith.